FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

ADAMS NATURAL RESOURCES FUND

Formerly Petroleum & Resources Corporation®

SEMI-ANNUAL REPORT

JUNE 30, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

In the broader U.S. equity markets, positive returns of the past six years continued through the first half of this year as investors were able to shrug off economic weakness earlier in the year. Equity markets posted new records during the period, benefiting from signs that the Federal Reserve’s path toward higher interest rates will be gradual. Improving retail sales, a rebound in hiring, and an uptick in housing data provided favorable U.S. economic data points. These trends, combined with strengthening corporate balance sheets and continued robust merger and acquisition activity, supported stock prices until the waning days of the quarter when the Greek debt crisis approached a tipping point. U.S. stocks followed global markets lower and the S&P 500 endured its largest one-day pullback since October 2014.

Returns for the Energy sector continue to lag the broader markets as companies and stocks adjusted to lower commodity prices. Energy equities in the S&P 500 Index declined 4.7% in the first half of 2015, underperforming the 1.2% rise in the broader Standard & Poor’s 500 Composite Stock Index. After hitting a low of $43 in March, the U.S. benchmark West Texas Intermediate (domestic) crude price rebounded to trade above $61 in June. Signs of a positive demand response to lower prices were evident in higher gasoline consumption. Supply also began to ebb as U.S. shale oil producers slowed production growth in response to the lower commodity prices.

The move off a bottom in crude prices attracted investors to oil-levered names in the Exploration and Production and Equipment & Services industries, while large Integrated stocks underperformed. Your Fund’s exposure to Basic Materials offset the Energy sector’s weakness, resulting in competitive returns for the first half of the year.

Against this backdrop, we adjusted the portfolio to reflect our preference for land-exposed service companies over offshore drillers. We believe that, while the lower price environment affects all energy companies, high-cost offshore drillers will continue to feel the largest impact. We reduced or eliminated positions in Ensco, Seadrill and National Oilwell Varco and increased our position in Halliburton. Halliburton offers best-in-class technology, coupled with the best infrastructure and logistics in North American markets. Significant cost cutting opportunities and operational synergies from the Baker Hughes acquisition add to its appeal. We also increased our exposure in Pipelines. We initiated a position in Spectra Energy, a strategically-located and diversified midstream company with robust growth prospects. The most important asset in the company, Spectra Energy Partners, is well positioned to move Canadian crude to the U.S. and natural gas from producers along the Gulf Coast to markets in New England, which is severely short of natural gas infrastructure.

For the six months ended June 30, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was (3.6)%. The total return on the market price of the Fund’s shares for the period was (5.6)%. These compare to a (2.2)% total return for Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended June 30, 2015, the Fund’s total return on NAV was (22.4)% and on market price was (22.8)%. The comparable return for the Lipper Global Natural Resources Funds Index was (25.9)%.

Net assets of the Fund at June 30, 2015, were $26.35 per share on 27,393,658 shares outstanding, compared with $27.56 per share at December 31, 2014, on 27,380,920 shares outstanding. On March 2, 2015, a distribution of $0.10 per share was paid, consisting of $0.02 net investment income and $0.06 long-term capital gain, realized in 2014, and $0.02 of net investment income realized in 2015, all taxable in 2015. A 2015 net investment income dividend of $.10 per share was paid on June 1, 2015, and another net investment income dividend of $.10 per share has been declared to shareholders of record August 12, 2015, payable September 1, 2015. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

We are pleased to announce that on April 30, 2015, Mr. Gregory W. Buckley was elected Vice President-Research of the Fund. Mr. Buckley has served as a Senior Research Analyst covering the Energy and Utilities sectors since joining the Fund in 2013.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

July 9, 2015

PORTFOLIO HIGHLIGHTS

June 30, 2015

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$113,021,376	15.7%
Chevron Corp.	71,696,504	9.9
Schlumberger Ltd.	53,954,940	7.5
Phillips 66	34,743,514	4.8
Occidental Petroleum Corp.	31,496,850	4.4
EOG Resources, Inc.	31,342,900	4.3
LyondellBasell Industries N.V. (Class A)	29,523,904	4.1
CF Industries Holdings, Inc.	25,862,736	3.6
Dow Chemical Co.	25,201,225	3.5
Anadarko Petroleum Corp.	21,466,500	3.0

Total	$438,310,449	60.8%

Industry Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

(unaudited)

Assets
Investments* at value:
Common stocks (cost $449,348,007)	$713,355,543
Short-term investments (cost $6,729,711)	6,729,711
Securities lending collateral (cost $4,938,100)	4,938,100	$725,023,354

Cash		267,859
Dividends and interest receivable		1,061,436
Prepaid expenses and other assets		1,443,048

Total Assets		727,795,697

Liabilities
Obligations to return securities lending collateral		4,938,100
Accrued expenses and other liabilities		1,039,188

Total Liabilities		5,977,288

Net Assets		$721,818,409

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 27,393,658 shares (includes 45,786 restricted shares, 9,600 nonvested or deferred restricted stock units, and 12,475 deferred stock units) (note 7)		$27,394
Additional capital surplus		474,137,459
Undistributed net investment income		(61,456)
Undistributed net realized gain		(16,292,524)
Unrealized appreciation		264,007,536

Net Assets Applicable to Common Stock		$721,818,409

Net Asset Value Per Share of Common Stock		$26.35

*	See Schedule of Investments on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015

(unaudited)

Investment Income
Income:
Dividends	$9,496,783
Interest and other income	28,696

Total income	9,525,479

Expenses:
Investment research	1,173,610
Administration and operations	776,339
Pension cost (non-recurring, note 6)	2,902,605
Directors’ fees	242,086
Travel, training, and other office expenses	141,687
Occupancy	132,575
Investment data services	121,703
Reports and shareholder communications	112,436
Transfer agent, registrar, and custodian	84,854
Audit and accounting services	64,140
Legal services	51,860
Insurance	39,101
Other	10,865

Total expenses	5,853,861

Net Investment Income	3,671,618

Realized Loss and Change in Unrealized Appreciation
Net realized loss on security transactions	(14,951,055)
Net realized gain on written option contracts	514,222
Net realized loss on total return swap agreements	(693,891)
Change in unrealized appreciation on investments	(17,115,825)
Change in unrealized appreciation on written option contracts	(242,674)
Change in unrealized appreciation on total return swap agreements	—

Net Loss on Investments	(32,489,223)

Other Comprehensive Income (note 6)
Defined benefit pension plans:
Amortization of net loss	82,336
Effect of settlement (non-recurring)	1,349,979

Other Comprehensive Income	1,432,315

Change in Net Assets Resulting from Operations	$(27,385,290)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2015	Year Ended December 31, 2014
From Operations:
Net investment income	$3,671,618	$13,467,415
Net realized gain/(loss)	(15,130,724)	35,112,615
Change in unrealized appreciation	(17,358,499)	(121,117,709)
Change in accumulated other comprehensive income (note 6)	1,432,315	(388,961)

Decrease in net assets resulting from operations	(27,385,290)	(72,926,640)

Distributions to Shareholders from:
Net investment income	(3,834,251)	(13,600,658)
Net realized gain	(1,641,228)	(36,790,519)

Decrease in net assets from distributions	(5,475,479)	(50,391,177)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	11,686	17,609,265
Cost of shares purchased (note 5)	—	(3,867,668)
Deferred compensation (notes 5, 7)	161,753	392,126

Increase in net assets from capital share transactions	173,439	14,133,723

Total Change in Net Assets	(32,687,330)	(109,184,094)
Net Assets:
Beginning of period	754,505,739	863,689,833

End of period (including undistributed net investment income of $(61,456) and $101,177, respectively)	$721,818,409	$754,505,739

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Adams Natural Resources Fund, Inc., formerly Petroleum & Resources Corporation, is registered under the Investment Company Act of 1940 as a non-diversified investment company (the “Fund”). The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Expenses—The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlling affiliate, Adams Diversified Equity Fund, Inc. Expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values, or in the case of investment research staff and related costs, relative market values of portfolio securities in the particular sector of coverage. Expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Investment Transactions, Investment Income, and Distributions—Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Valuation—The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Written options are valued at the last quoted asked price. Money market funds are valued at net asset value. Using fair value procedures approved by the Fund’s Board of Directors, total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1—fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2—fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3—fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

The Fund’s investments at June 30, 2015 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$713,355,543	$—	$—	$713,355,543
Short-term investments	6,729,711	—	—	6,729,711
Securities lending collateral	4,938,100	—	—	4,938,100

Total investments	$725,023,354	$—	$—	$725,023,354

There were no transfers between levels during the six months ended June 30, 2015.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense.

As of June 30, 2015, the identified cost of securities for federal income tax purposes was $461,015,818 and net unrealized appreciation aggregated $264,007,536, consisting of gross unrealized appreciation of $296,574,536 and gross unrealized depreciation of $32,567,000.

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Purchases and sales of portfolio investments, other than short-term investments, during the period ended June 30, 2015 were $46,633,005 and $55,161,448, respectively.

4.    DERIVATIVES

During the period ended June 30, 2015, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements—The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of June 30, 2015, there were no outstanding total return swap agreements and, accordingly, no collateral was required to be pledged by either party.

Written options—The Fund may write option contracts to increase or decrease its equity price risk exposure or to generate additional income. Option contracts generally entail risks associated with counterparty credit, liquidity, and unfavorable equity price movements. The Fund has mitigated counterparty credit and liquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited by writing only covered call or collateralized put option contracts, which require the Fund to segregate certain securities or cash at its custodian when the option is written.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received from unexercised options are treated as realized gains on the expiration date and are separately identified in the Statement of Operations. Upon the exercise of written put option contracts, premiums received are deducted from the cost basis of the underlying securities purchased. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2015 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2014	1,900	$197,996	1,600	$245,328
Options written	350	70,898	—	—
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(2,250)	(268,894)	(1,600)	(245,328)
Options exercised	—	—	—	—

Options outstanding, June 30, 2015	—	$—	—	$—

5.    CAPITAL STOCK

The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2015, the Fund issued 491 shares of its Common Stock at a weighted average price of $23.69 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 23, 2014, the Fund issued 726,872 shares of its Common Stock at a price of $24.19 per share (the average market price on December 8, 2014) to shareholders of record on November 24, 2014, who elected to take stock in payment of the year-end distribution from 2014 capital gain and investment income. During 2014, 1,041 shares were issued at a weighted average price of $25.21 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team may deem appropriate. Transactions in Common Stock for 2015 and 2014 were as follows:

	Shares		Amount
	Six months ended June 30, 2015	Year ended December 31, 2014	Six months ended June 30, 2015	Year ended December 31, 2014
Shares issued in payment of distributions	491	727,913	$11,686	$17,609,265
Shares purchased (at an average discount from net asset value of 15.0%)	—	(135,000)	—	(3,867,668)
Net activity under the 2005 Equity Incentive Compensation Plan	12,247	12,779	161,753	392,126

Net change	12,738	605,692	$173,439	$14,133,723

6.    RETIREMENT PLANS

Defined Contribution Plans—The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $121,613, a portion thereof based on Fund performance, for the six months ended June 30, 2015.

Defined Benefit Plans—Upon receiving regulatory approval in 2015, the Fund completed the termination of its qualified defined benefit plan by contributing an additional $862,157 and then utilizing plan assets to satisfy all pension-related liabilities. Additionally, the Fund paid $1,877,466 to satisfy all pension-related liabilities of its non-qualified defined benefit plan and completed the termination of that plan as well. As of June 30, 2015, both defined benefit plans cease to exist and the Fund has no further defined benefit obligations.

In terminating these plans, the Fund incurred non-recurring settlement costs during the period. These costs represent actual costs to satisfy all pension obligations in excess of the previously-recorded defined benefit obligations and any unamortized actuarial losses remaining in accumulated other comprehensive income at the time of termination.

Items impacting the Fund’s pension cost and accumulated other comprehensive income were:

	Six months ended June 30, 2015	Year ended December 31, 2014
Components of pension cost
Interest cost	$76,010	$187,700
Expected return on plan assets	(18,557)	(22,245)
Net loss component	82,336	96,519
Effect of settlement (non-recurring)	2,762,816	—

Pension cost	$2,902,605	$261,974

	Six months ended June 30, 2015	Year ended December 31, 2014
Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of period	$(1,432,315)	$(1,043,354)
Net actuarial loss arising during period	—	(485,480)
Reclassifications to pension cost:
Amortization of net loss	82,336	96,519
Effect of settlement (non-recurring)	1,349,979	—

Balance at end of period	$—	$(1,432,315)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.    EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the granting of restricted stock awards (both performance and nonperformance based), as well as stock options and other stock incentives, to all employees and non-employee directors. The 2005 Plan expired on April 27, 2015, and, therefore, there are no additional shares available for future grants at this time. Under the terms in the now-expired 2005 Plan, for previously-issued grants, performance-based restricted stock awards vest at the end of a specified three-year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited. Nonperformance-based restricted stock awards typically vest ratably over a three-year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one-year period. Payment of awards may be deferred, if elected. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date).

A summary of the activity under the 2005 Plan for the six months ended June 30, 2015 is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2014	64,938	$27.60
Granted:
Restricted stock	15,675	23.40
Restricted stock units	—	—
Deferred stock units	772	23.49
Vested & issued	(12,940)	26.28
Forfeited	(584)	25.01

Balance at June 30, 2015 (includes 8,025 performance-based awards and 59,836 nonperformance-based awards)	67,861	$26.35

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair market value of the award on grant date and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the period ended June 30, 2015 was $209,851. The total compensation cost for restricted stock units granted to non-employee directors for the period ended June 30, 2015 was $19,586. As of June 30, 2015, there were total unrecognized compensation costs of $696,183, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.74 years. The total fair value of shares and units vested and issued during the six months ended June 30, 2015 was $305,426.

8.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2015 to officers and directors amounted to $2,155,814, of which $255,320 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

9.    PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2015, the Fund had securities on loan of $4,796,398 and held cash collateral of $4,938,100. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10.    OPERATING LEASE COMMITMENTS

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $78,120 in the first half of 2015, and its minimum rental commitments are as follows:

2015	$82,068
2016	187,731
2017	150,133
2018	153,950
2019	123,209
Thereafter	929,405

Total	$1,626,496

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended
	June 30, 2015		June 30, 2014	Year Ended December 31
				2014	2013		2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$27.56		$32.26	$32.26	$27.84		$28.58		$30.73	$26.75

Net investment income	0.13		0.25	0.50	0.44		0.48		0.41	0.35
Net realized gains and increase (decrease) in unrealized appreciation	(1.19)		4.29	(3.23)	5.93		0.48		(0.42)	4.97
Change in accumulated other comprehensive income (note 6)	0.05		—	(0.01)	0.03		—		(0.03)	0.01

Total from investment operations	(1.01)		4.54	(2.74)	6.40		0.96		(0.04)	5.33

Less distributions
Dividends from net investment income	(0.14)		(0.12)	(0.51)	(0.46)		(0.42)		(0.39)	(0.32)
Distributions from net realized gains	(0.06)		(0.08)	(1.38)	(1.42)		(1.18)		(1.58)	(0.95)

Total distributions	(0.20)		(0.20)	(1.89)	(1.88)		(1.60)		(1.97)	(1.27)

Capital share repurchases (note 5)	—		0.02	0.03	0.05		—		—	—
Reinvestment of distributions	—		—	(0.10)	(0.15)		(0.10)		(0.14)	(0.08)

Total capital share transactions	—		0.02	(0.07)	(0.10)		(0.10)		(0.14)	(0.08)

Net asset value, end of period	$26.35		$36.62	$27.56	$32.26		$27.84		$28.58	$30.73

Market price, end of period	$22.33		$31.18	$23.84	$27.38		$23.92		$24.48	$27.01
Total Investment Return*
Based on market price	(5.6)%		14.7%	(6.3)%	22.7%		4.3%		(2.3)%	19.6%
Based on net asset value	(3.6)%		14.3%	(8.0)%	24.2%		4.0%		0.3%	20.8%
Ratios/Supplemental Data**
Net assets, end of period (in 000’s)	$721,818		$976,456	$754,506	$863,690		$732,988		$732,811	$761,736
Ratio of expenses to average net assets	1.20%	†	0.62%	0.63%	0.78%	††	0.65%	††	0.56%	0.64%
Ratio of net investment income to average net assets	1.36%	†	1.47%	1.53%	1.44%	††	1.67%	††	1.29%	1.32%
Portfolio turnover	12.6%		20.7%	19.6%	18.7%		11.7%		16.4%	16.8%
Number of shares outstanding at end of period (in 000’s)	27,394		26,661	27,381	26,775		26,326		25,641	24,790

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.
**	Ratios and portfolio turnover presented on an annualized basis.
†	Ratio of expenses to average net assets was 0.83%, excluding the one-time charge of $2,762,816 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.73%.
††	Ratios of expenses to average net assets were 0.70% and 0.64% in 2013 and 2012, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.52% and 1.68% in 2013 and 2012, respectively.

SCHEDULE OF INVESTMENTS

June 30, 2015

(unaudited)

	Shares	Value (A)
Common Stocks — 98.8%
Energy — 77.9%
Exploration & Production — 25.7%
Anadarko Petroleum Corp.	275,000	$21,466,500
Chesapeake Energy Corp. (B)	452,000	5,048,840
Cimarex Energy Co.	108,000	11,913,480
ConocoPhillips	213,000	13,080,330
Energen Corp.	129,600	8,851,680
EOG Resources, Inc.	358,000	31,342,900
EQT Corp.	140,000	11,387,600
Marathon Oil Corp.	571,000	15,154,340
Noble Energy, Inc.	373,500	15,940,980
Occidental Petroleum Corp.	405,000	31,496,850
Pioneer Natural Resources Co.	99,500	13,799,655
Whiting Petroleum Corp. (C)	174,500	5,863,200

		185,346,355

Integrated Oil & Gas — 25.6%
Chevron Corp.	743,200	71,696,504
Exxon Mobil Corp.	1,358,430	113,021,376

		184,717,880

Oil Equipment & Services — 14.1%
Baker Hughes, Inc.	160,000	9,872,000
Halliburton Co.	400,070	17,231,015
National Oilwell Varco, Inc.	140,000	6,759,200
Oil States International Inc. (C)	170,000	6,329,100
Schlumberger Ltd.	626,000	53,954,940
Weatherford International plc (C)	645,000	7,914,150

		102,060,405

Pipelines — 4.8%
Kinder Morgan Inc.	541,000	20,768,990
Williams Companies, Inc.	250,000	14,347,500

		35,116,490

Refiners — 7.7%
Marathon Petroleum Corp.	264,600	13,841,226
Phillips 66	431,275	34,743,514
Spectra Energy Corp. (C)	210,000	6,846,000

		55,430,740

Basic Materials — 20.9%
Chemicals — 18.2%
Alcoa Inc.	614,000	6,846,100
CF Industries Holdings, Inc.	402,345	25,862,736
Dow Chemical Co.	492,500	25,201,225
Eastman Chemical Co.	140,000	11,454,800
LyondellBasell Industries N.V. (Class A)	285,200	29,523,904
Monsanto Co.	194,400	20,721,096
Praxair, Inc.	97,300	11,632,215

		131,242,076

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015

(unaudited)

	Shares/ Principal	Value (A)
General Industrials — 1.4%
Packaging Corp. of America	156,300	$9,767,187

Gold & Precious Metals — 0.7%
SPDR Gold Trust (C)	45,000	5,056,650

Industrial Metals — 0.6%
Freeport-McMoRan Inc.	248,000	4,617,760

Total Common Stocks (Cost $449,348,007)		713,355,543

Short-Term Investments — 0.9%
Money Market Account — 0.5%
M&T Bank, 0.10%	$3,629,711	3,629,711
Money Market Funds — 0.4%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.14% (D)	3,100,000	3,100,000

Total Short-Term Investments (Cost $6,729,711)		6,729,711

Securities Lending Collateral — 0.7%
(Cost $4,938,100)
Money Market Funds — 0.7%
Invesco Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.10% (D)	4,938,100	4,938,100

Total Investments — 100.4% of Net Assets (Cost $461,015,818)		$725,023,354

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 9 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

CHANGES IN PORTFOLIO SECURITIES

During the six months ended June 30, 2015

(unaudited)

	Purchases (Cost)		Sales (Proceeds)	Market Value June 30, 2015
Alcoa Inc.	$10,177,050			$6,846,100
CF Industries Holdings, Inc.	—	(1)	$1,077,402	25,862,736
Chesapeake Energy Corp.	9,509,583			5,048,840
ConocoPhillips	1,073,459			13,080,330
Halliburton Co.	11,534,543			17,231,015
Kinder Morgan Inc.	6,727,025			20,768,990
Marathon Petroleum Corp.	—	(1)		13,841,226
Spectra Energy Corp.	7,611,345			6,846,000
Dow Chemical Co.			2,562,366	25,201,225
Eastman Chemical Co.			301,484	11,454,800
Energen Corp.			3,989,654	8,851,680
Ensco plc (Class A)			3,432,597	—
Freeport-McMoRan Inc.			4,321,550	4,617,760
Hess Corp.			8,277,287	—
LyondellBasell Industries N.V. (Class A)			6,515,117	29,523,904
Nabors Industries Ltd.			1,703,376	—
National Oilwell Varco, Inc.			5,515,497	6,759,200
Oasis Petroleum, Inc.			2,683,011	—
Packaging Corp. of America			306,439	9,767,187
Peabody Energy Corp.			1,278,643	—
Seadrill Ltd.			2,563,451	—
Suncor Energy Inc.			10,633,574	—

Totals	$46,633,005		$55,161,448

(1)	By stock split

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	Value Of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share		Capital Gains Distributions Per Share		Total Dividends and Distributions Per Share	Annual Distribution Rate*
2005	$761,913,652	21,621,072	$35.24	$32.34	$.56		$1.22		$1.78	5.9%
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80	11.2
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31	11.6
2008	538,936,942	23,958,656	22.49	19.41	.38		2.61		2.99	8.9
2009	650,718,323	24,327,307	26.75	23.74	.37		1.03		1.40	6.6
2010	761,735,503	24,789,698	30.73	27.01	.32		.95		1.27	5.5
2011	732,810,692	25,641,018	28.58	24.48	.39		1.58		1.97	7.1
2012	732,988,462	26,325,601	27.84	23.92	.42		1.18		1.60	6.4
2013	863,689,833	26,775,228	32.26	27.38	.46		1.42		1.88	7.2
2014	754,505,739	27,380,920	27.56	23.84	.51		1.38		1.89	6.6
June 30, 2015	721,818,409	27,393,658	26.35	22.33	.24	†	.06	†	.30	—

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.
†	Paid or declared

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on April 30, 2015. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	15,993,235	917,749
Phyllis O. Bonanno	15,954,305	956,679
Kenneth J. Dale	16,198,786	712,197
Frederic A. Escherich	16,184,572	726,411
Roger W. Gale	16,169,213	741,770
Kathleen T. McGahran	16,054,323	856,661
Craig R. Smith	16,167,622	743,361
Mark E. Stoeckle	16,047,724	863,260

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2015 was approved with 16,502,712 votes for, 267,130 votes against, and 141,137 shares abstaining.

A proposal to approve the Fund providing investment advisory services to outside accounts was approved with 10,161,293 votes for, 949,317 votes against, and 435,189 shares abstaining.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international, financial, petroleum, and other markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “About the Fund” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

This report, including the financial statements herein, is transmitted to the shareholders of Adams Natural Resources Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

ADAMS NATURAL RESOURCES FUND

Board of Directors

Enrique R. Arzac [1,2,5]	Frederic A. Escherich [2,3,4]	Craig R. Smith [1,2,5]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4],5	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4],5	Kathleen T. McGahran 1,[6]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

Email: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

Email: info@amstock.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	----------------------------------	----------------------------------	----------------------------------	----------------------------------
January 2015	0	--	0	1,332,000
February 2015	0	--	0	1,332,000
March 2015	0	--	0	1,332,000
April 2015	0	--	0	1,332,000
May 2015	0	--	0	1,332,000
June 2015	0	--	0	1,332,000
	----------------------------------	----------------------------------	----------------------------------
Total	0	--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2014.

(2.b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2.c) The Plan has no expiration date.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 24, 2015

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	July 24, 2015